                                                                   EXHIBIT 10.13

                                Amendment No. 3
                                       to
                         Registration Rights Agreement

     This Amendment No. 3 ("Amendment") to the Registration Rights Agreement dated as of July 8, 1998, as amended by Amendment No. 1 dated as of February 18, 1999, and by Amendment No. 2 dated as of June 30, 1999 (the "Original Agreement"), is made as of June 30, 1999, among Choice One Communications Inc., a Delaware corporation (the "Corporation"), and the Holders listed on the signature pages hereto.

     WHEREAS, the Corporation and the initial Investor Holders and Management Holders entered into the Registration Rights Agreement on July 8, 1998 which provides for certain rights and obligations of the Corporation and such Holders with respect to registration of the Common Stock under the Securities Act;

     WHEREAS, certain additional persons have become Management Holders pursuant to the terms of the Original Agreement subsequent to July 8, 1998;

     WHEREAS, First Union Capital Partners, Inc. became an Investor Holder on February 18, 1999 and General Electric Capital Corporation became an Investor Holder on the date hereof;

     WHEREAS, Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P. and MSDW IV 892 Investors, L.P. (collectively, "MSDWCP IV"), R. Philip Silver and (as soon as it becomes a Tranche 2 Investor Member pursuant to Section 3.01(g) of the LLC Agreement) Caravelle Investment Fund, L.L.C. ("Caravelle") have become members of the LLC and party to the Original Agreement and certain related agreements relating to their investment in the LLC, including without limitation the Transaction Agreement;

     WHEREAS, the Corporation and the Holders desire to amend the Original Agreement to include MSDWCP IV, R. Philip Silver and Caravelle as Investor Holders thereunder;

     NOW, THEREFORE, the parties hereto hereby amend the Original Agreement as follows:

     Section 1. Amendment to Definitions. (a) The definition of "Investor Holders" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

     "Investor Holders" means MSCP, Fleet, Waller-Sutton, Royce J. Holland, R. Philip Silver, First Union Capital Partners, Inc., General Electric Capital Corporation and (as soon as it becomes a Tranche 2 Investor Member pursuant to Section 3.01(g) of the LLC Agreement) Caravelle, and any Transferee that becomes an Investor Holder pursuant to Section 2.08.

       (b) The definition of "MSCP" in Section 1.01 of the Original Agreement is deleted in its entirety and replaced with the following:

     "MSCP" means, collectively, Morgan Stanley Capital Partners III, L.P., Morgan Stanley Capital Investors, L.P., MSCP III 892 Investors, L.P., Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., and MSDW IV 892 Investors, L.P.

     Section 2.  Amendment to Section 2.01.  Clause (ii)(2) of the proviso to
Section 2.01(a) thereof is hereby amended by deleting "three" and replacing it with "four".

     Section 3. Agreement to be Bound. Each of Morgan Stanley Dean Witter Capital Partners IV, L.P., Morgan Stanley Dean Witter Capital Investors IV, L.P., MSDW IV 892 Investors, L.P., R. Philip Silver and Caravelle hereby adopts, executes and delivers, and agrees to be bound by, the Original Agreement as amended hereby.

     Section 4. Other Defined Terms. Capitalized terms used in this Amendment and not otherwise defined have the meanings ascribed to them in the Original Agreement.

     Section 5. Effect of Amendment; Governing Law. Except as amended hereby, the Original Agreement shall remain unchanged. The Original Agreement, as amended hereby, shall remain in full force and effect. This Amendment shall be governed by, and construed under, the laws of the State of Delaware, all rights and remedies being governed by said laws, without regard to conflict of laws principles.

     Section 6. Counterparts. This Amendment may be executed simultaneously in two or more counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.

                         CHOICE ONE COMMUNICATIONS INC.


                         By:  /s/ Steve M. Dubnik
                              ---------------------------------

                         Its: President and Chief Executive Officer
                              ---------------------------------


                         MANAGEMENT HOLDERS


                            /s/ Steve M. Dubnik
                            -----------------------------------
                            Steve M. Dubnik, as a Management
                            Member and as Chief Executive Officer
                            of Choice One Communications, Inc.


                            /s/ Mae Squier-Dow
                            -----------------------------------
                            Mae Squier-Dow


                            /s/ Kevin Dickens
                            -----------------------------------
                            Kevin Dickens

                            /s/ Phillip Yawman
                            -----------------------------------
                            Phillip Yawman

                            /s/ Joseph Schaal
                            -----------------------------------
                            Joseph Schaal


                            /s/ Elizabeth Ellis
                            -----------------------------------
                            Elizabeth Ellis


                            /s/ Joseph Calzone
                            -----------------------------------
                            Joseph Calzone

                            /s/ Michelle Paroda
                            -----------------------------------
                            Michelle Paroda

                            /s/ Linda Chapman
                            -----------------------------------
                            Linda Chapman

                            /s/ John Zimmer
                            -----------------------------------
                            John Zimmer

                            /s/ David Fitts
                            -----------------------------------
                            David Fitts

                            /s/ Kenneth Okolowicz
                            -----------------------------------
                            Kenneth Okolowicz

                            /s/ Daniel K. Iles
                            -----------------------------------
                            Daniel K. Iles


                            /s/ Michael D'Angelo
                            -----------------------------------
                            Michael D'Angelo


                            /s/ Robert Merrill
                            -----------------------------------
                            Robert Merrill


                            /s/ Kim Scovill
                            -----------------------------------
                            Kim Scovill

                         INVESTOR HOLDERS

                         MORGAN STANLEY CAPITAL PARTNERS III, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s/ Michael Jensen
                             -----------------------------------


                         Its Managing Director
                             -----------------------------------


                         By  /s/ John Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------


                         MSCP III 892 INVESTORS, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s/ Michael Jansen
                             -----------------------------------


                         Its Managing Dirctor
                             -----------------------------------


                         By  /s/ John Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------


                         MORGAN STANLEY CAPITAL INVESTORS, L.P.

                         By  MSCP III, L.P., its general partner
                         By  Morgan Stanley Capital Partners III, Inc., its
                              general partner


                         By  /s/ Michael Jansen
                             -----------------------------------


                         Its Managing Director
                             -----------------------------------


                         By  /s/ John Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------



                         MORGAN STANLEY DEAN WITTER CAPITAL PARTNERS IV, L.P.

                         By  MSDW Capital Partners IV, LLC, its
                              general partner
                         By  MSDW Capital Partners IV, Inc., its
                              general partner


                         By  Michael Jansen
                             -----------------------------------


                         Its Managing Director
                             -----------------------------------


                         By  /s/ John Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------


                         MSDW IV 892 INVESTORS, L.P.

                         By  MSDW Capital Partners IV, LLC, its
                              general partner
                         By  MSDW Capital Partners IV, Inc., its general partner


                         By  /s/ Michael Jansen
                             -----------------------------------


                         Its Managing Director
                             -----------------------------------


                         By  /s/ Hohn Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------



                         MORGAN STANLEY DEAN WITTER CAPITAL INVESTORS IV, L.P.

                         By  MSDW Capital Partners IV, LLC, its
                              general partner
                         By  MSDW Capital Partners IV, Inc., its general partner


                         By  /s/ Michael Jansen
                             -----------------------------------


                         Its Managing Director
                             -----------------------------------


                         By  /s/ John Ehrenkranz
                             -----------------------------------


                         Its Principal
                             -----------------------------------

                         CHISHOLM PARTNERS III, L.P.

                         By  Silverado III, L.P., its General Partner
                         By  Silverado III Corp., its General Partner


                         By  /s/ Robert M. Van Degna
                             -----------------------------------
                             Robert M. Van Degna
                             Chairman & CEO


                         KENNEDY PLAZA PARTNERS


                         By  /s/ Robert M. Van Degna
                             -----------------------------------
                             Robert M. Van Degna
                             Managing General Partner


                         FLEET VENTURE RESOURCES, INC.


                         By  /s/ Robert M. Van Degna
                             -----------------------------------
                             Robert M. Van Degna
                             Chairman & CEO


                         FLEET EQUITY PARTNERS VI, L.P.

                         By  Fleet Growth Resources II, Inc., its
                         General Partner


                         By  /s/ Robert M. Van Degna
                             -----------------------------------
                             Robert M. Van Degna
                             Chairman & CEO

                         WALLER-SUTTON MEDIA PARTNERS, L.P.


                         By  Waller Sutton Media, L.L.C. its general partner


                         By  /s/ Bruce Hernandez
                             -----------------------------------
                             Bruce Hernandez
                             Chief Executive Officer


                         FIRST UNION CAPITAL PARTNERS, INC.


                         By: /s/ Pearce Landry
                             -----------------------------------


                         Its: Managing Partner
                             -----------------------------------


                         GENERAL ELECTRIC CAPITAL CORPORATION


                         By: /s/ Molly S. Fergusson
                             -----------------------------------


                         Its: Manager Operations
                             -----------------------------------


                         CARAVELLE INVESTMENT
                            FUND, L.L.C.
                         By Caravelle Advisors, L.L.C., as
                             Investment Manager and Attorney in Fact


                         By:
                             -----------------------------------


                         Its:
                             -----------------------------------

                         ROYCE J. HOLLAND


                         /s/ Royce J. Holland
                         ---------------------------------------
                         Royce J. Holland


                         R. PHILIP SILVER



                         /s/ R. Philip Silver
                         ---------------------------------------
                         R. Philip Silver